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                                                                    EXHIBIT 32.1

                                 CERTIFICATION

I, Fred Hassan, Chairman of the Board and Chief Executive Officer of Schering-Plough Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q for the period ended September 30, 2005 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
78m); and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Schering-Plough Corporation.

                                          /s/ Fred Hassan
                                          --------------------------------------
                                          Fred Hassan
                                          Chairman of the Board and Chief
                                          Executive Officer

Dated: October 28, 2005